Exhibit 10.1
AMENDMENT NO. 2
MICHAEL S. JEFFRIES EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 2 to the Employment Agreement is made and entered into on January 28, 2011, by and between Abercrombie & Fitch Co., a Delaware corporation (the “Company”), and Michael S. Jeffries (the “Executive”).
R E C I T A L S
WHEREAS, the Company and the Executive are parties to that certain Employment Agreement entered into as of December 19, 2008 (the “Employment Agreement”) pursuant to which the Executive is employed as the Company’s Chairman of the Board of Directors and Chief Executive Officer;
WHEREAS, the Company has continuously employed the Executive as the Company’s Chief Executive Officer pursuant to employment agreements or arrangements entered into prior to the Employment Agreement since February 1992;
WHEREAS, in the Employment Agreement and in other employment agreements between the Company and the Executive, the Company has provided the Executive with a “golden parachute” tax gross-up for any taxes incurred by the Executive due to Internal Revenue Code Sections 280G and 4999 (a “Golden Parachute Tax Gross-Up”);
WHEREAS, the Company and the Executive acknowledge that as part of comprehensive compensation policy and corporate governance reviews at many publicly held companies, many companies are no longer providing their executives with a Golden Parachute Tax Gross-Up; and
WHEREAS, the Company and the Executive desire to amend the terms of the Employment Agreement as set forth herein, effective, except as specifically provided for herein, as of the date hereof, in order to completely eliminate the Executive’s Golden Parachute Tax Gross-Up.
A G R E E M E N T
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:
1.	Section 12 is hereby amended to read as follows:

“[reserved for future use].”

2.	Except as expressly provided herein, the provisions of the Employment Agreement shall remain in full force and effect and are hereby ratified and confirmed.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 as of the date first written above.

ABERCROMBIE & FITCH CO.
By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr., its Senior Vice President,
General Counsel and Corporate Secretary
EXECUTIVE
/s/ Michael S. Jeffries
Michael S. Jeffries